                                                                 EXHIBIT (10)(B)

                                AMENDMENT NO. 6
                                       TO
                                   H&R BLOCK
                   DEFERRED COMPENSATION PLAN FOR EXECUTIVES

  H&R BLOCK, INC. (the "Company"), adopted the H&R Block Deferred Compensation Plan for Executives (the "Plan") effective as of August 1, 1987. The Company amended the Plan by Amendment No. 1 effective December 15, 1990, by Amendment No. 2 effective January 1, 1990, by Amendment No. 3 effective September 11, 1991, by Amendment No. 4 effective January 1, 1994, and by Amendment No. 5 effective May 1, 1994. The Company continues to retain the right to amend the Plan, pursuant to action by the Company's Board of Directors. The Company hereby exercises that right. This Amendment is effective as of August 1, 1995.

                                   AMENDMENT

1. Section 2.1.15 of the Plan is replaced with the following new Section
2.1.15:

     "2.1.15 'Early Retirement Date' of a Participant means the first day of the first calendar month commencing on or after the date on which (a) the Participant has reached Age 55 while in the employ of an Affiliate and (b) the Participant has completed at least ten (10) Years of Service."

2. Section 2.1.17 of the Plan, as previously amended, is further amended by replacing the second sentence thereof with the following new sentence:

  "At its sole and absolute discretion, the Committee may grant to a person eligible to participate in the Plan as a Group A Participant an "Enrollment Period" consisting of the 30-day period immediately following the date on which such person is first employed by an Affiliate."

3. Section 2.1.20 of the Plan is amended by deleting the words "and has a Completed Deferral Cycle" at the end of said Section and placing the period after the word "Affiliate."

4. Section 2.1.25 of the Plan, as previously amended, is further amended (a) by replacing the first sentence thereof with the following new sentence:

  "'Plan Year' means the calendar year (i) for all Permissible Deferrals elected by Group B Participants, (ii) for Permissible Deferrals of Group A Participants elected to commence January 1, 1991 or later, and (iii) for all Permissible Deferrals and for all purposes when used in Sections 4.3, 4.4, 6.2, 6.3, 6.4, 6.6 and 6.7."

and (b) by adding the following new sentence at the end of said Section:
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  "If the Committee grants to a person eligible to participate in the Plan as a
  Group A Participant a discretionary Enrollment Period in accordance with
  Section 2.1.17 and such person submits to the Company a Permissible Deferral election, such Participant's first 'Plan Year' shall be the period (i) beginning on the first day of his or her first regular pay period commencing not less than 30 days after the Company's receipt of his or her Permissible Deferral election, and (ii) ending on December 31 of the year in which such pay period falls."

5. Section 4.1.1 of the Plan, as previously amended, is further amended by adding the parenthetical "(i.e., a day on which the Common Stock is traded on the New York Stock Exchange)" after the phrase "first business day" in the second paragraph of such Section.

6. Section 4.1.2 of the Plan is amended by (a) changing the first "p" in the word "participant" in the first sentence thereof with a capital "P," and (b) by adding the following new paragraph at the end of said Section:

   "If the Participant elects the Common Stock crediting rate option for measuring the performance of the Account under Section 4.2, the Company shall post to the Account of such Participant for each calendar month a number of Deferred Compensation Units equal to (i) the dollar amount of Matching Contributions posted to the Account during such month; divided by (ii) the Closing Price on the first business day of the following calendar month. Deferred Compensation Units attributable to Matching Contributions shall be posted as of the same time as the corresponding Matching Contributions."

7. Section 4.1.3 of the Plan is amended by adding the following new paragraph at the end of said Section:

   "If the Participant elects the Common Stock crediting rate option for measuring the performance of the Account under Section 4.2, the Company shall post to the Account of such Participant for the calendar month in which any Plan Year contribution is made by the Company pursuant to the first paragraph of this Section 4.1.3 a number of Deferred Compensation Units equal to (i) the dollar amount of any such Plan Year contribution made during such month; divided by (ii) the Closing Price on the first business day of the following calendar month. Deferred Compensation Units attributable to any contribution made by the Company pursuant to the first paragraph of this
  Section 4.1.3 shall be posted as of the same time as such corresponding contributions."

8. Section 4.1.4 of the Plan is amended by adding the following parenthetical "(and, if applicable, the corresponding number of





AMENDMENT NO. 6
DCP FOR EXECUTIVES
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Deferred Compensation Units)" after the word "Contributions" in the first sentence of said Section 4.1.4.

9. Section 4.2 of the Plan, as previously amended, is further amended by adding the number and words "4.3 or Section" immediately prior to the number "4.4" in the first sentence of said Section.

10.  Section 4.2.1 of the Plan, as previously amended, is further amended by
(a) replacing the phrase "as of December 31 of the year prior to the Plan Year to which it applies" in the second sentence thereof with the phrase "as of September 30 of the Plan Year immediately prior to the Plan Year to which it applies," and (b) by adding the following new paragraph at the end of said
Section:

   "For Permissible Deferrals commencing prior to January 1, 1995, the effective annual yield for the fixed rate crediting option shall be equal to one hundred twenty percent (120%) of the ten-year rolling average rate of ten-year United States Treasury notes. The ten-year rolling average rate will be the rate in effect as of September 30 of the Plan Year immediately prior to the Plan Year to which it applies, as published by Salomon Brothers Inc., or any successor thereto, or as determined by the Chief Financial Officer of the Company."

11. Section 4.3 of the Plan, as previously amended, is further amended by deleting the third sentence of such Section 4.3 and adding the following sentences to the end of such Section 4.3:

  "If a Participant terminates employment with all Affiliates before Normal Retirement Date or Early Retirement Date as a result of a Change of Control, gains and losses to all of that Participant's Accounts shall be credited as described in Section 4.2 up to the date of the Change of Control and crediting for such Accounts after the date of the Change of Control shall be at (i) an interest rate set annually by the Chief Financial Officer of the Company in his discretion, which shall not be less than the rate then payable on Investment Savings Accounts of $1,000 or less at Commerce Bank of Kansas City, N.A., Kansas City, Missouri, or any successor thereto, for a Change of Control occurring prior to August 1, 1995, or (ii) an annual interest rate equal to the rate of one-year United States Treasury notes in effect as of September 30 of the Plan Year immediately prior to the Plan
  Year in which the Change of Control occurs, as published by Salomon Brothers, Inc., or any successor thereto, or as determined by the Chief Financial Officer of the Company, for a Change of Control occurring on or after August 1, 1995."

12.  Section 4.4 of the Plan is replaced with the following new Section 4.4:





AMENDMENT NO. 6
DCP FOR EXECUTIVES
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   "Section 4.4  Crediting Rate Upon Resignation or Discharge.

        4.4.1 If a Participant terminates employment with all Affiliates on or after August 1, 1995, but before the Normal Retirement Date or the Early Retirement Date, for reasons other than death, Disability or a Change of Control, gains and losses shall be credited to that Participant's Accounts as described in Section 4.2 up to the date of termination of employment. After the date of termination of employment of such Participant, crediting shall be at an annual interest rate equal to the rate of one-year United States Treasury notes. The rate of one-year United States Treasury notes will be determined once each Plan Year and will be the rate in effect as of September 30 of the Plan Year immediately prior to the Plan Year to which it applies, as published by Salomon Brothers, Inc., or any successor thereto, or as determined by the Chief Financial Officer of the Company.

        4.4.2 If a Participant terminates employment with all Affiliates prior to August 1, 1995, and before the Normal Retirement Date or the Early Retirement Date, for reasons other than death, Disability or a Change of Control, gains and losses to that Participant's Accounts that represent Completed Deferral Cycles shall be credited as described in Section 4.2 up to the date of termination of employment. Gains and losses to that Participant's Accounts that do not represent Completed Deferral Cycles and gains and losses after the date of termination of employment shall be credited at an interest rate equal to the average of (i) the interest rate set by the Chief Financial Officer of the Company in his discretion for the Plan Year in which the termination of employment occurs, which rate shall not be less than the rate then payable on Investment Savings Accounts of $1,000 or less at Commerce Bank of Kansas City, N.A., Kansas City, Missouri, or any successor thereto, and (ii) the respective interest rates so set by the Chief Financial Officer of the Company for each of the two Plan Years immediately prior to the Plan Year in which the termination of employment occurs."

13. Section 6.2 of the Plan is amended (a) by replacing the first and second sentences of the second paragraph thereof with the following two new sentences:

        "Notwithstanding any other provisions of the Plan, a Participant who terminates employment on or after Normal Retirement Date or Early Retirement Date may, at any time before or after a Change of Control, as defined





AMENDMENT NO. 6
DCP FOR EXECUTIVES
                                     -4-
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    in Section 10.2, elect to receive an immediate lump-sum payment of the aggregate of the balances of said Participant's Accounts reduced by a penalty, which shall be forfeited to the Company, in lieu of payments in accordance with the Standard Form of Benefit or such optional form of benefit as may have previously been approved by the Committee under this
    Section 6.2. The penalty shall be equal to ten percent (10%) of the aggregate of the balances of such Accounts if the election is made before a Change in Control and shall be equal to five percent (5%) of the aggregate of the balances of such Accounts if the election is made after a Change of Control."

and (b) by replacing the fifth sentence of the second paragraph of said Section with the following new sentence:

    "Interest compounded annually shall be paid by the Company to the Participant (or the Participant's Beneficiary if the Participant is
    deceased)   on any such refund from the date of the Company's payment of the lump sum at an annual rate equal to the rate of one-year United States Treasury notes in effect as of September 30 of the Plan Year immediately prior to the Plan Year in which such refund is paid, as published by Salomon Brothers, Inc., or any successor thereto, or as determined by the Chief Financial Officer of the Company."

14. Section 6.3 of the Plan, as previously amended, is replaced with the following new Section 6.3:

        "Section 6.3 Form of Benefits Upon Resignation or Discharge, or Termination of Employment with all Affiliates as a Result of a Change of Control.

                6.3.1 Upon a Participant's termination of employment with all Affiliates before Normal Retirement Date or Early Retirement Date, but following a Change of Control, payments from the Account shall be paid in a lump sum within ninety (90) days after the date of the termination of employment.

                6.3.2 If a Change of Control has not occurred, for Participants who terminate employment with all Affiliates on or after August 1, 1995, but before the Normal Retirement Date or the Early Retirement Date, for reasons other than Disability or death, payment(s) from the Account shall be in the form of (a) semimonthly payments over a 10-year period (a "10-year payout"); (b) semimonthly payments over a five-year period (a "5-year payout"); or (c) a lump sum, as elected by the Participant at the time of said Participant's first Permissible Deferral election, or, in the case of a Participant who made one or more Permissible Deferral elections





AMENDMENT NO. 6
DCP FOR EXECUTIVES
                                     -5-
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         prior to August 1, 1995, as elected by the Participant in writing during a special election period between August 15, 1995 and September 15, 1995, inclusive (the "Special Election Period"). If a
         Participant has actual knowledge of the forthcoming termination of his or her employment with all Affiliates (the possession of such actual knowledge to be determined by the Committee), no election may be made by such Participant during the Special Election Period under this
         Section 6.3.2 (and, if the Committee determines that an election was made by a Participant with such actual knowledge, such election shall be null and void).

                6.3.3 If a Change of Control has not occurred, for Participants who terminate employment with all Affiliates prior to August 1, 1995 (or who terminate employment with all Affiliates on or after August 1, 1995, and who are ineligible to make an election during the Special Election Period due to their actual knowledge of the termination of their employment), but before the Normal Retirement Date or the Early Retirement Date, for reasons other than Disability or death, payment(s) from the Account shall be in the form of (a) semimonthly payments over a three-year period for all Permissible Deferrals that satisfy a Completed Deferral Cycle, or (b) a lump sum for all Permissible Deferrals that do not satisfy a Completed
         Deferral Cycle.

                6.3.4 If no election under Section 6.3.2 is made by the Participant eligible to make such an election, payment from the Account shall be in the form of a lump sum. An election made in accordance with Section 6.3.2 shall apply to all Permissible Deferral elections made by the Participant under the Plan and is irrevocable.

                6.3.5 If an eligible Participant has elected a 10-year payout or a 5-year payout pursuant to Section 6.3.2, and the amount of each semimonthly installment, as initially calculated, is less than $500 (such calculation to be accomplished by amortizing the aggregate of the Participant's Account balances over the payment period using a crediting rate equal to the rate of one-year United States Treasury notes in effect as of September 30 of the Plan Year prior to the Plan Year in which the termination of employment occurs), the form of payment(s) for such Participant shall be a 5-year payout in lieu of an elected 10-year payout (unless the amount of each semimonthly installment under a 5-year payout, as so calculated, is also less than $500, in which case the form of payment will be a





AMENDMENT NO. 6
DCP FOR EXECUTIVES
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

         single lump sum), or a lump sum in lieu of an elected 5-year payout, as the case may be.

                6.3.6 Notwithstanding any other provisions of the Plan, an eligible Participant who (1) elects either a 10-year payout or a 5-year payout and either such payout is not automatically converted to a lump sum pursuant to Section 6.3.5, and (2) terminates employment before the Normal Retirement Date or the Early Retirement Date may, at any time before or after a Change in Control, as defined in Section 10.2, elect to receive an immediate lump-sum payment of the aggregate of the balances of said Participant's Accounts reduced by a penalty, which shall be forfeited to the Company, in lieu of payments in accordance with the 10-year payout or the 5-year payout, whichever is applicable. The penalty shall be equal to ten percent (10%) of the aggregate of the balances of such Accounts if the election is made before a Change in Control and shall be equal to five percent (5%) of the aggregate of the balances of such Accounts if the election is made after a Change in Control. However, the penalty shall not apply if the Committee determines, based on advice of counsel or a final determination or ruling by the Internal Revenue Service or any court of competent jurisdiction, that by reason of the provisions of this paragraph any Participant has recognized or will recognize gross income for federal income tax purposes under this Plan in advance of payment to the Participant of Plan benefits. The Company shall notify all Participants of any such determination by the Committee and shall thereafter refund all penalties which were imposed hereunder in connection with any lump-sum payments made at any time during or after the first year to which the Committee's determination applies (i.e., the first year for which, by reasons of the provisions of this paragraph, gross income under this Plan is recognized for federal income tax purposes in advance of payment of benefits). Interest compounded annually shall be paid by the Company to the Participant (or the Participant's Beneficiary if the Participant is deceased) on any such refund from the date of the Company's payment of the lump sum at an annual rate equal to the rate of one-year United States Treasury notes in effect as of September 30 of the Plan Year immediately prior to the Plan Year in which such refund is paid, as published by Salomon Brothers, Inc., or any successor thereto, or as determined by the Chief Financial Officer of the Company. The Committee may also reduce or eliminate the penalty if it determines that the right to elect an immediate lump-sum payment under this





AMENDMENT NO. 6
DCP FOR EXECUTIVES
                                     -7-
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   paragraph, with the reduced penalty or with no penalty, as the case may be, will not cause any Participant to recognize gross income for federal income tax purposes under this Plan in advance of payment to the Participant of Plan benefits."

15. Section 6.4 of the Plan, as previously amended, is replaced with the following new Section 6.4:

   "Section 6.4.   Amount of Benefit.

     6.4.1 Except for distributions in the form of a lump sum, benefit payments shall be in the form of semimonthly cash installments paid during the applicable payment period (the "Overall Payment Period").

     6.4.2 Except as provided in Section 6.4.5, the amount of each installment payment shall be level during the portion of the Overall Payment Period ending on December 31 of the Plan Year in which benefit payments commence (the "Initial Payment Period"), during each complete Plan Year of the Overall Payment Period thereafter (a "Plan Year Payment Period"), and during any remaining period of the Overall Payment Period following the last Plan Year Payment Period (the "Remainder Payment Period"), but will vary from one such portion of the Overall Payment Period to the next. If a Participant is receiving benefits pursuant to Section 6.2 as of August 1, 1995, payments shall be made in accordance with this Section 6.4.2 and either Section 6.4.3 or Section 6.4.4 effective as of January 1, 1996.

     6.4.3 Except as provided in Section 6.4.4, the amount of each level benefit payment for the Initial Payment Period, if any, each Plan Year Payment Period, and the Remainder Payment Period, if any, shall be calculated using the balance in the Account as of the beginning of the applicable payment period and amortizing such balance over the remaining Overall Payment Period using the applicable interest rate, such that the Account balance at the end of the Overall Payment Period is zero. The applicable interest rate to be used for amortization and reamortization purposes under this Section 6.4.3 shall be (i) the crediting rate determined in accordance with Section 4.2 if the Participant elected the fixed rate investment option and receives benefits pursuant to Section 6.2, (ii) an assumed interest rate of zero percent (0%) per annum if the Participant elected the Common Stock investment option and receives benefits pursuant to Section 6.2, and (iii) the post-termina-





AMENDMENT NO. 6
DCP FOR EXECUTIVES
                                     -8-
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   tion crediting rate determined in accordance with Section 4.4.1 if the
   Participant receives benefits pursuant to Section 6.3.2. If the Participant elected the Common Stock investment option and receives benefits pursuant to
   Section 6.2, the balance in the Account as of the beginning of each Plan Year Payment Period and the Remainder Payment Period, if any, shall be the value of such Account as of the first business day of such Plan Year
   Payment Period or the Remainder Payment Period, as the case may be.

     6.4.4 If the Participant elected the variable rate investment option and receives benefits pursuant to Section 6.2, (a) the amount of each level payment for the Initial Payment Period, if any, shall be calculated using the balance in the Account as of the beginning of the Initial Payment Period and amortizing such balance over the remaining Overall Payment Period using an assumed interest rate of five percent (5%) per annum; (b) the amount of each level payment for each Plan Year Payment Period shall be calculated taking the balance in the Account as of November 30 of the Plan Year immediately prior to such Plan Year Payment Period, subtracting the benefit payments made during the portion of such Plan Year following November 30, and amortizing the difference over the remaining Overall Payment Period using an assumed interest rate of five percent (5%) per annum; and (c) the amount of each level payment for the Remainder Payment Period, if any, shall be calculated by taking the balance in the Account as of November 30 of the Plan Year immediately prior to the Remainder Payment Period, subtracting the benefit payments made during the portion of the Plan Year following November 30, and amortizing the difference over the Remainder Payment Period using an assumed interest rate of zero percent (0%) per annum. If the actual crediting rate for the Remainder Payment Period is more than zero percent, the additional gain resulting from the difference shall be paid to the Participant in a single payment within six months after the last day of the Remainder Payment Period.

     6.4.5 If the Participant terminates employment with all Affiliates prior to August 1, 1995, and receives benefits pursuant to Section 6.3.3, semimonthly payments for Permissible Deferrals that satisfy a Completed Deferral Cycle shall be level during the entire Overall Payment Period and shall be calculated using the balance in the Account at the commencement of benefit payments, and amortizing such balance over three years at the crediting





AMENDMENT NO. 6
DCP FOR EXECUTIVES
         rate determined in accordance with Section 4.4.2.

                6.4.6 Generally, the Account shall continue to be credited during the Overall Payment Period with gains and losses as provided in
         Section 4.3. However, if a Participant receives benefits pursuant to
         Section 6.3 (other than pursuant to Section 6.3.1), the Account shall be credited with gains and losses as provided in Section 4.4. Except as provided otherwise, if a Participant dies, Section 6.6 shall apply.

                6.4.7 Notwithstanding anything in this Plan to the contrary, the Committee may, in its sole discretion, (i) increase or reduce any assumed interest rate set forth in this Section 6.4 and any such assumed interest rate, as so adjusted, shall be effective for calculating level semimonthly installments for Participants whose benefit payments commence after the date of such adjustment, and (ii) change the date set forth in Section 6.4.4 on which the balance in the Participant's Account is to be determined for purposes of calculating the amount of each level payment for each Plan Year Payment Period and each Remainder Payment Period, and any such revised date shall be effective for calculating level semimonthly installments for the Plan Year Payment Period or the Remainder Payment Period beginning on or after the effective date of such revision."

16. Section 6.6.1 of the Plan, as previously amended, is further amended by replacing the fourth and fifth sentences of the first paragraph of said Section with the following new sentences:

         "If such benefits were payable pursuant to Section 6.2, the Account shall be credited from the date of the Participant's death at a rate
         equal to the   rate of one-year United States Treasury notes, said
         rate to be determined once each Plan Year and to be the rate in effect as of September 30 of the Plan Year immediately prior to the Plan Year to which it applies, as published by Salomon Brothers, Inc., or any successor thereto, or as determined by the Chief Financial Officer of the Company. The Participant's Beneficiary may make the election to re-ceive an immediate lump-sum payment of the balance of said Participant's Account in accordance with the provisions of Section
         6.2 or Section 6.3.6, whichever is applicable, and all provisions set forth therein relating to penalties shall apply to any such election."

17. Section 6.6.2 of the Plan, as previously amended, is further amended (1) by replacing item (a) of the second sentence of such Section with the following new item (a):





AMENDMENT NO. 6
DCP FOR EXECUTIVES
                                     -10-
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        "(a)  the Participant's Account as of the date of the Participant's death annuitized over a ten-year period at an interest rate equal to the rate of one-year United States Treasury notes in effect as of September 30 of the Plan Year immediately prior to the Plan Year in which payment of the pre-retirement death benefit commences, as published by Salomon Brothers, Inc., or any successor thereto, or as determined by the Chief Financial Officer of the Company; or"

and (2) by replacing the fifth sentence of said Section with the following new sentence:

    "If the pre-retirement death benefit is computed pursuant to 6.6.2(a), the Account shall continue to be credited during the payment period at an interest rate equal to the rate of one-year United States Treasury notes, said rate to be determined once each Plan Year and to be the rate in effect as of September 30 of the Plan Year immediately prior to the Plan Year to which it applies, as published by Salomon Brothers, Inc., or any successor thereto, or as determined by the Chief Financial Officer of the Company."

18. Section 6.7 of the Plan is amended by replacing the second paragraph of said Section with the following new paragraph:

    "The Committee may permit a withdrawal of any deferrals. If a withdrawal is permitted, a Participant's deferrals shall be credited at the lesser of
    (a) the amount as described in Section 4.2; or (b) an interest rate equal to the rate of one-year United States Treasury notes in effect as of September 30 of the Plan Year immediately prior to the Plan Year in which application for such withdrawal is made, as published by Salomon Brothers, Inc., or any successor thereto, or as determined by the Chief Financial Officer of the Company. Withdrawals shall be distributed in the form of a lump sum as soon as is reasonably convenient."

19. Section 9.1 of the Plan, as previously amended, is further amended by (a) deleting the phrase "whether or not such Account represents a Completed Deferral Cycle" in the third sentence of said Section, (b) by replacing the comma after the phrase "Section 4.2" in such third sentence with a period, and
(c) by replacing the fifth sentence of said Section with the following new sentence:

    "Notwithstanding anything in this Section 9.1 to the contrary, the Committee may, in its discretion, (i) amend the Plan to reduce or eliminate the penalty described in Section 6.2 and/or the penalty described in Section 6.3.6, in accordance with the provisions of such Section 6.2 and/or such Section 6.3.6, (ii) amend the Plan to increase or reduce any assumed interest rate set





AMENDMENT NO. 6
DCP FOR EXECUTIVES
    forth in Section 6.4, in accordance with the provisions of Section 6.4.7, or (iii) amend the Plan to change the date set forth in Section 6.4.4 on which the balance in the Participant's Account is to be determined for purposes of calculating the amount of each level payment for each Plan Year Payment Period and each Remainder Payment Period, in accordance with the provisions of Section 6.4.7."

20. Section 9.2 of the Plan is amended by deleting the phrase "whether or not it represents a Completed Deferral Cycle" at the end of the fifth sentence of the first paragraph of such Section and by replacing the comma after the phrase "Section 9.1" in such sentence with a period.

21. Schedule A attached to the Plan is amended by (a) replacing the "Fixed" table with the following table:

                             "Fixed or Common Stock

                                                       Minimum Annual Deferral

                              All ages                         $3,000"

and (b) by replacing "60 - 65" under the "Age" column of the "Variable" table with "61 - 65."

22. Except as modified in this Amendment No. 6, the Plan, as previously amended, shall remain in full force and effect, including the Company's right to amend or terminate the Plan as set forth in Article 9 of the Plan.


            H&R BLOCK, INC.



            By________________________

            Its ______________________





AMENDMENT NO. 6
DCP FOR EXECUTIVES
                                     -12-